UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 23, 2005


                             CHARMING SHOPPES, INC.
             (Exact name of registrant as specified in its charter)

        PENNSYLVANIA                   000-07258                  23-1721355
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                   450 WINKS LANE, BENSALEM, PA            19020
             (Address of principal executive offices)   (Zip Code)

        Registrant's telephone number, including area code (215) 245-9100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simul-taneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01  Regulation FD Disclosure

     On February 23, 2005, the Company issued a press release announcing that, in light of the views expressed by the Office of the Chief Accountant of the SEC in a letter dated February 7, 2005 to the American Institute of Certified Public Accountants, it is currently reviewing its accounting practices regarding the accounting for leases and related depreciation of leasehold improvements with its audit committee and its independent auditors. The February 23, 2005 press release is attached as Exhibit 99 to this Report.


Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.       Description
-----------       -----------
    99            Press release dated February 23, 2005.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHARMING SHOPPES, INC.
                                       (Registrant)
Date: February 23, 2005
                                       /S/ ERIC M. SPECTER
                                       -------------------
                                       Eric M. Specter
                                       Executive Vice President
                                       Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
   99             Press release dated February 23, 2005.